                            SCHEDULE 14A INFORMATION

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.__)


[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    SALOMON BROTHERS HIGH INCOME FUND II INC


                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:


          -------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:


          -------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):


          -------------------------------------------------------------


(4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

(5)  Total fee paid:

          ---------------------------------------------------------------------



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

          ---------------------------------------------------------------------


(2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------


(3)  Filing Party:

          ---------------------------------------------------------------------


(4)  Date Filed:

          ---------------------------------------------------------------------

                   SALOMON BROTHERS HIGH INCOME FUND II INC.

                  125 BROAD STREET, NEW YORK, NEW YORK 10004




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                  June 27, 2003



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers High Income Fund II Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Thursday, August 7, 2003 at 4.00 p.m., New York time, for the purposes of considering and voting upon the following:

       1. The election of Directors (Proposal 1); and

       2. Any other business that may properly come before the Meeting.

     The close of business on June 19, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,



                                      Christina T. Sydor
                                      Secretary


--------------------------------------------------------------------------------
     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW
  SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                            REGISTRATION                                         VALID SIGNATURE
                            ------------                                         ---------------
   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
   --------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                   SALOMON BROTHERS HIGH INCOME FUND II INC.

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers High Income Fund II Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Thursday, August 7, 2003 at 4:00 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about June 27, 2003. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on June 19, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On June 19, 2003, there were 5,857,600 shares of the Fund's Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2006 Annual Meeting of Stockholders, and one Class III Director to hold office until the year 2004 Annual Meeting of Stockholders, or thereafter in each case when their respective successors are duly elected and qualified. The terms of office of the remaining Class I and Class III Directors expire at the year 2005 and 2004 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Leslie H. Gelb and Riordan Roett are currently members of the Board of Directors and have previously been elected as Directors by the Fund's stockholders. One Director previously serving in Class III, Heath B. McLendon, resigned as Chairman and Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee of Citigroup Global Markets Inc. R. Jay Gerken is currently serving as a Director, having been nominated and elected by the Board of Directors at a meeting held September 11, 2002, in order to fill the vacancy resulting from Mr. McLendon's resignation. Mr. Gerken has been nominated by the Board of Directors to be elected at the Meeting to serve as a Class III Director. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Class II and Class III Directors of the Fund:


                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                                                                                                COMPLEX
                                                                                              OVERSEEN BY
                                          POSITION(S)  LENGTH OF                                NOMINEE
                                           HELD WITH      TERM     PRINCIPAL OCCUPATION(S)    (INCLUDING   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                      THE FUND      SERVED      DURING PAST 5 YEARS       THE FUND)      HELD BY NOMINEE
---------------------------------------- ------------ ---------- ---------------------------- ----------- ----------------------
NON-INTERESTED DIRECTOR NOMINEES

NOMINEES TO SERVE AS CLASS II DIRECTORS UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Leslie H. Gelb                           Director and    Since    President, The Council on      30       Director of two registered
The Council on Foreign Relations         Member of        2001    Foreign Relations; formerly,            investment companies
58 East 68th Street                      Audit and                Columnist, Deputy                       advised by Advantage
New York, NY 10021                       Nominating               Editorial Page Editor and               Advisers, Inc.
Age: 65                                  Committees               Editor, Op-Ed Page, The                 ("Advantage").
                                                                  New York Times.

Dr. Riordan Roett                        Director and    Since    Professor and Director,        30       The Latin America Equity
The Johns Hopkins University             Member of        1998    Latin American Studies                  Fund, Inc.
1710 Massachusetts Ave., NW              Audit and                Program, Paul H. Nitze
Washington, D.C. 20036                   Nominating               School of Advanced
Age: 64                                  Committees               International Studies, The
                                                                  Johns Hopkins University.


INTERESTED DIRECTOR NOMINEE

NOMINEE TO SERVE AS CLASS III DIRECTOR UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

R. Jay Gerken**                          Chairman        Since    Managing Director,             225       None
Citigroup Global Markets Inc.            and Director     2002    Citigroup Global Markets
399 Park Avenue                                                   Inc. ("CGM"); Chairman,
New York, NY 10022                                                President, Chief Executive
Age: 51                                                           Officer and Director of
                                                                  Smith Barney Fund
                                                                  Management, LLC ("SBFM"),
                                                                  Travelers Investment
                                                                  Adviser, Inc. ("TIA"),
                                                                  and CitiFund Management
                                                                  Inc.

     The following table provides information concerning the remaining Directors of the Fund:


                                                                           POSITION(S)   LENGTH OF
                                                                            HELD WITH       TERM
NAME, ADDRESS AND AGE                                                       THE FUND       SERVED
------------------------------------------------------------------------ -------------- -----------
NON-INTERESTED DIRECTOR

CLASS I DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Daniel P. Cronin                                                         Director and     Since
Pfizer, Inc.                                                             Member of         1998
235 East 42nd Street                                                     Audit and
New York, NY 10017                                                       Nominating
Age: 57                                                                  Committees

Jeswald W. Salacuse                                                      Director and     Since
Tufts University                                                         Member of         1998
The Fletcher School of Law                                               Audit and
 & Diplomacy                                                             Nominating
160 Packard Avenue                                                       Committees
Medford, MA 02155
Age: 65

CLASS III DIRECTOR SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Carol L. Colman                                                          Director and     Since
Colman Consulting                                                        Member of         2002
278 Hawley Road                                                          Audit and
North Salem, NY 10560                                                    Nominating
Age: 57                                                                  Committees



                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                                                                                            FUND
                                                                                                           COMPLEX
                                                                                                         OVERSEEN BY
                                                                                                          DIRECTOR
                                                                            PRINCIPAL OCCUPATION(S)      (INCLUDING
NAME, ADDRESS AND AGE                                                         DURING PAST 5 YEARS         THE FUND)
------------------------------------------------------------------------ ----------------------------- --------------
NON-INTERESTED DIRECTOR

CLASS I DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Daniel P. Cronin                                                         Associate General Counsel,          28
Pfizer, Inc.                                                             Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age: 57

Jeswald W. Salacuse                                                      Henry J. Braker                     28
Tufts University                                                         Professor of Commercial
The Fletcher School of Law                                               Law and formerly Dean,
 & Diplomacy                                                             The Fletcher School of Law
160 Packard Avenue                                                       & Diplomacy, Tufts
Medford, MA 02155                                                        University; formerly,
Age: 65                                                                  Fulbright Distinguished
                                                                         Chair in Comparative Law,
                                                                         University of Trento, Italy.

CLASS III DIRECTOR SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Carol L. Colman                                                          President, Colman                   31
Colman Consulting                                                        Consulting.
278 Hawley Road
North Salem, NY 10560
Age: 57



                                                                             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                                                          HELD BY DIRECTOR
------------------------------------------------------------------------ ---------------------------
NON-INTERESTED DIRECTOR

CLASS I DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Daniel P. Cronin                                                         None
Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age: 57

Jeswald W. Salacuse                                                      Director of two registered
Tufts University                                                         investment companies
The Fletcher School of Law                                               advised by Advantage
 & Diplomacy
160 Packard Avenue
Medford, MA 02155
Age: 65

CLASS III DIRECTOR SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Carol L. Colman                                                          None
Colman Consulting
278 Hawley Road
North Salem, NY 10560
Age: 57

----------
** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SBAM, the Fund's investment adviser.


     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director:


                              DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS
NAME OF DIRECTOR/NOMINEE      SECURITIES IN THE FUND         OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
--------------------------   ------------------------   ---------------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES
Carol L. Colman                       None                                    Over $100,000
Daniel P. Cronin                 $10,001-$50,000                            $10,001 - $50,000
Leslie H. Gelb                        None                                    $1 -- $10,000
Dr. Riordan Roett                     None                                    $1 -- $10,000
Jeswald W. Salacuse                 $1-$10,000                              $10,001 -- $50,000
INTERESTED DIRECTOR
*R. Jay Gerken                      $1-$10,000                                Over $100,000

----------
*     Mr. Gerken is an "interested person" as defined in the 1940 Act.

     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of December 31, 2002.

     At June 19, 2003, the directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's shares of Common Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,256,448 shares, equal to approximately 90% of the Fund's outstanding shares.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. During the fiscal year ended April 30, 2003, the Board of Directors met four times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

     The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the executive officers of the Fund are:


                           POSITION(S) HELD      LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE          WITH FUND        TIME SERVED            DURING PAST 5 YEARS
-----------------------   ------------------   -------------   -----------------------------------
Peter J. Wilby            President             Since 2002     Managing Director of CGM and SBAM.
 SBAM
 399 Park Avenue          Executive Vice        1998-2002
 New York, NY 10022       President
 Age: 44

                                POSITION(S) HELD       LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH FUND         TIME SERVED                DURING PAST 5 YEARS
---------------------------   --------------------   -------------   ------------------------------------------
James E. Craige               Executive Vice          Since 1998     Managing Director of CGM and SBAM
 SBAM                         President                              since December 1998; Prior to
 399 Park Avenue                                                     December 1998, Director of CGM and
 New York, NY 10022                                                  SBAM.
 Age: 35

Lewis E. Daidone              Chief                   Since 2002     Managing Director of CGM; Director
 SBAM                         Administrative                         and Senior Vice President of SBFM and
 125 Broad Street,            Officer and                            TIA; former Chief Financial Officer and
 11th Floor                   Executive Vice                         Treasurer of mutual funds affiliated with
 New York, NY 10004           President                              Citigroup, Inc.
 Age: 45                      formerly Executive      1998-2002
                              Vice President and
                              Treasurer

Thomas K. Flanagan            Executive Vice          Since 1998     Managing Director of CGM and SBAM
 SBAM                         President                              since December 1998; Prior to
 399 Park Avenue                                                     December 1998, Director of CGM and
 New York, NY 10022                                                  SBAM.
 Age: 50

Beth A. Semmel                Executive Vice          Since 1998     Managing Director, CGM and SBAM
 SBAM                         President                              since December 1998; Prior to
 399 Park Avenue                                                     December 1998, Director of CGM and
 New York, NY 10022                                                  SBAM.
 Age: 42

Maureen O'Callaghan           Executive Vice          Since 1998     Managing Director of CGM and SBAM
 SBAM                         President                              since December 1998; Director of CGM
 399 Park Avenue                                                     and SBAM from January 1996 to
 New York, NY 10022                                                  December 1998.
 Age: 39

Winslow Marston               Vice President          Since 1998     Director of CGM.
 SBAM
 399 Park Avenue
 New York, NY 10022
 Age: 62

Wei D. Romualdo               Vice President          Since 1998     Director of CGM.
 SBAM
 399 Park Avenue
 New York, NY 10022
 Age: 32

Frances M. Guggino            Controller              Since 2002     Vice President of CGM.
 SBAM
 125 Broad Street,
 10th Floor
 New York, NY 10004
 Age: 45

Christina T. Sydor            Secretary               Since 1998     Managing Director of CGM; General
 SBAM                                                                Counsel and Secretary of SBFM and
 300 First Stamford Place                                            TIA.
 Stamford, CT 06902
 Age: 52

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of either the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the

New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Cronin, Gelb and Salacuse, Dr. Roett and Ms. Colman. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met three times during the fiscal year ended April 30, 2003. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

     The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors who are not "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, is currently composed of Messrs. Cronin, Gelb and Salacuse, Dr. Roett and Ms. Colman. Only Directors who are not "interested persons" of the Fund are members of the Nominating Committee. The Nominating Committee will consider nominees recommended by a stockholder when a vacancy becomes available. Stockholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee held one meeting during the Fund's last fiscal year.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director from the Fund during the fiscal year ended April 30, 2003 and the total compensation paid to each Director during the calendar year ended December 31, 2002. Certain of the Directors listed below are members of the Fund's Audit Committee and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended April 30, 2003 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.


                                                                   TOTAL COMPENSATION
                                                                   FROM THE FUND AND
                                             AGGREGATE                OTHER FUNDS
                                            COMPENSATION            ADVISED BY SBAM
                                           FROM THE FUND         AND ITS AFFILIATES FOR
                                       FOR FISCAL YEAR ENDED      CALENDAR YEAR ENDED
NAME OF DIRECTORS                             4/30/03                   12/31/02
-----------------------------------   -----------------------   -----------------------
                                                                    DIRECTORSHIPS(A)
      Carol L. Colman .............           $ 9,900                 $  90,500(13)
      Daniel P. Cronin ............           $ 9,900                 $  63,400(10)
      Leslie H. Gelb ..............           $ 7,800                 $  81,700(10)
      Dr. Riordan Roett ...........           $11,300                 $  93,400(10)
      Jeswald W. Salacuse .........           $ 9,200                 $  90,300(10)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's common stock, SBAM, and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that for the fiscal year ended April 30, 2003, all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year, except that Evan Merberg inadvertently failed to file on a timely basis his Initial Report on Form 3 with respect to the Fund, which has subsequently been filed.


                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on June 19, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended April 30, 2003.


                                                Submitted by the Audit Committee
                                                of the Fund's Board of Directors


                                                Carol L. Colman
                                                Danile P. Cronin
                                                Leslie H. Gelb
                                                Dr. Riordan Roett
                                                Jeswald W. Salacuse


REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PwC for the fiscal year ended April 30, 2003 were $33,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended April 30, 2003.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended April 30, 2003 were $15,000. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than February 27, 2004. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers High Income Fund II Inc, 125 Broad Street, New York, New York 10004) during the period from May 10, 2004 to June 10, 2004.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended April 30, 2003, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


June 27, 2003

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